UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2020

AMN HEALTHCARE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Cypress Waters Boulevard, Suite 300 Dallas, Texas 75019
(Address of principal executive offices) (Zip Code)

(866) 871-8519
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 10, 2020, AMN Healthcare Services, Inc. (the “Company”) announced the unregistered offering by AMN Healthcare, Inc. (“Issuer”) of an additional $150 million aggregate principal amount of its 4.625% Senior Notes due 2027 (the “New Notes”). On August 10, 2020, the Company announced the pricing of $200 million aggregate principal amount of the New Notes, which represents an increase of $50 million from the aggregate principal amount previously disclosed. The New Notes will be issued under the existing indenture, dated as of October 1, 2019 (as supplemented, the “Indenture”), under which the Issuer previously issued $300 million aggregate principal amount of its 4.625% Senior Notes due 2027 (the “Existing Notes”). The New Notes will be treated as a single series with the Existing Notes and will have the same terms (other than issue price, issue date and the date from which interest accrues) as those of the Existing Notes. The New Notes and the Existing Notes will vote as one class under the Indenture. Further, the New Notes will have the same CUSIP number as, and be fungible for trading purposes with, the Existing Notes (except that the New Notes issued pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), will trade separately under a different CUSIP number until 40 days after the issue date of the New Notes, but thereafter any holders of any such New Notes may transfer the New Notes issued pursuant to Regulation S under the Securities Act into the same CUSIP number as the Existing Notes held under the Regulation S CUSIP number).

Copies of the press releases announcing the offering and pricing of the New Notes are filed as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, each of which is incorporated by reference herein.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall it constitute an offer, solicitation or sale of any security, in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated August 10, 2020
99.2	Press Release, dated August 10, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: August 10, 2020	By:	/s/ Brian Scott
Brian Scott
Chief Financial Officer